EXHIBIT 10.1

EXECUTION COPY

LETTER AGREEMENT dated as of March 17, 2014 (this “Agreement”), relating to the GUARANTEE AGREEMENT dated as of January 20, 2010 (the “Guarantee Agreement”), between ITT EDUCATIONAL SERVICES, INC., a Delaware corporation (the “Guarantor”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee and Collateral Agent (the “Secured Party”) under the Indenture and Credit Agreement  dated as of January 20, 2010 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Indenture and Credit Agreement”) among PEAKS TRUST 2009-1, Deutsche Bank National Trust Company (the “Lender Trustee”), as the Lender Trustee, and the Secured Party.

WHEREAS, Section 1(a)(vi) of the Guarantee Agreement requires Guarantor to make certain payments on any Payment Date related to a Monthly Measurement Date on which the Asset/Liability Test is not satisfied (the “Specified Guaranteed Payments”);

WHEREAS, on one or more Payment Dates prior to the date of this Agreement, the Asset/Liability Test would not have been satisfied and, in lieu of making the Specified Guaranteed Payments, the Guarantor instead made loan payments on behalf of students that were obligors under Financed Loans such that the Asset/Liability Test would be satisfied (the “Loan Payments”);

WHEREAS, the payment of the Loan Payments in lieu of making the Specified Guarantee Payments was not permitted by, and constituted a breach of, the terms of the Indenture and Credit Agreement and the Guarantee Agreement; and

WHEREAS, the parties hereto wish to further clarify the rights and obligations of the Secured Party, the Secured Creditors and the Guarantor under the Indenture and Credit Agreement and Guarantee Agreement in respect of the matters described in these recitals and below in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Indenture and Credit Agreement.

SECTION 2. Acknowledgment of No Prior Agreement.  The parties hereto hereby acknowledge that no prior agreement or understanding, whether written, verbal, express or tacit, existed between any of the parties hereto that permitted the making of the Loan Payments in lieu of the Specified Guaranteed Payments.

SECTION 3. Certain Agreements.  (a)  The Guarantor hereby agrees that it will not make any further payments of any kind on behalf of any borrower in respect of a Financed Loan (including, without limitation, any payments to the Secured Party, not contemplated by the Basic Documents, which would have the effect of causing Financed Loans which would otherwise constitute Defaulted Loans not to be Defaulted Loans), and that any such payments in lieu of making Specified Guaranteed Payments would constitute a breach of the terms of the Guarantee Agreement and an Event of Default under the Indenture and Credit Agreement.  Without limiting the generality of existing provisions of the Basic Documents, the Guarantor agrees not to take any action to attempt to change the Program Guidelines (as in effect as of the date hereof), or to direct or attempt to direct the Servicer to take action under the existing Program Guidelines, in order to cause Financed Loans that otherwise would constitute Defaulted Loans not to be for the purpose of circumventing the import of provisions of the preceding sentence of this Section 3(a).

(b) In the event (and only in the event) that each Senior Creditor shall have executed and delivered this Agreement (and that the other conditions to effectiveness set forth in Section 7 of this Agreement shall have been satisfied), the Secured Party hereby waives (i) any breach of the Guarantee Agreement or the Indenture and Credit Agreement caused by the Guarantor making any Loan Payments prior to the date of this Agreement (including any failure to make any Specified Guaranteed Payments as a result thereof) and (ii) any Event of Default that may have arisen or resulted under the Indenture and Credit Agreement as a result of such breach or the failure of any person to take any action in respect of such Event of Default.

(c) Each Senior Creditor party hereto agrees that it will not, nor will it direct the Secured Party to, and the Senior Creditors party hereto, collectively constituting the Majority Priority Class Creditors, hereby direct the Secured Party not to, take any action, seek any remedies or declare any default or Event of Default with respect to (i) any breach of the Guarantee Agreement or the Indenture and Credit Agreement caused by the Guarantor making any Loan Payments prior to the date of this Agreement (including any failure to make any Specified Guaranteed Payments as a result thereof) and (ii) any Event of Default that may have arisen or resulted under the Indenture and Credit Agreement as a result of such breach or the failure of any person to take any action in respect of such Event of Default.  Notwithstanding any provision of the Basic Documents to the contrary, each Senior Creditor party hereto agrees that it shall not transfer any Senior Notes unless the transferee of such Senior Notes agrees in writing with the Guarantor to be bound by such Senior Creditor's covenants and obligations under this Section 3(c).

(d) The Guarantor hereby agrees to pay, within three Business Days following the date on which the Senior Creditors collectively constituting the Majority Priority Class Creditors shall have executed and delivered to the Indenture Trustee (or its counsel) duly executed counterparts hereof (the “Payment Effective Date”), a sum of $40,000,000 in immediately available funds to the account of the Secured Party identified in Annex I to this Letter Agreement.  Such payment shall be considered a Guaranteed Payment made pursuant to Section 1(a)(vi) of the Guarantee Agreement and shall be applied to make a mandatory prepayment of the Senior Credit in accordance with Sections 2.07(c) and (d) of the Indenture and Credit Agreement.

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(e) Each Senior Creditor party hereto hereby consents to the actions of the Secured Party under Section 3(b) of this Agreement.

SECTION 4. Additional Information.  Notwithstanding any other provision of the Basic Documents to the contrary (but without limiting the existing provisions of the Basic Documents), and without limiting any of the rights, powers, and/or remedies of the Secured Party or any of the Senior Creditors arising from any ensuing breach of Section 3(a) of this Agreement, the Indenture and Credit Agreement, or the Guarantee Agreement, if the Guarantor makes any further payments of any kind on behalf of any borrower in respect of a Financed Loan, the Guarantor shall promptly notify the Senior Creditors party hereto of any and all of such payments and promptly provide the Senior Creditors party hereto with information relating to the dates and amounts of any and all of such payments and identify the borrower accounts to which such payments were allocated, and shall provide a calculation of the amounts of any payments that would have been due under the Guarantee Agreement absent such breach and thereafter further shall provide any additional information in its possession reasonably requested at the direction of Majority Priority Class Creditors by the Secured Party related to the Financed Loans or the servicing thereof, the Guarantor, or the Basic Documents.

SECTION 5. Prospective Transferee Disclosure.  The Guarantor acknowledges that, further to Section 20 of the Senior Notes Purchase Agreement, holders of Senior Notes may disclose to a prospective transferee of such Senior Notes that agrees in writing with the Guarantor to be bound by the confidentiality provisions of Section 20 of the Senior Notes Purchase Agreement any Monthly Report and any other document that is reasonably necessary to enable such prospective transferee to evaluate such Senior Notes prior to any prospective transfer of such Senior Notes.

SECTION 6. Representations and Warranties.  The Guarantor hereby represents and warrants to the Secured Party and the Senior Creditors that, after giving effect to this Agreement, the representations and warranties set forth in Section 8 of the Guarantee Agreement are true and correct in all material respects on and as of the Payment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

SECTION 7. Effectiveness.  This Agreement shall become effective as to each party hereto on the date when the last of the following has occurred:  (i) such party shall have executed and delivered to the Secured Party (or its counsel) a duly executed counterpart hereof and (ii) this Agreement shall have been executed and delivered by the Guarantor and by at least Majority Priority Class Creditors; provided that if the Secured Party has not received from the Guarantor $40,000,000 in immediately available funds on or before the Payment Effective Date pursuant to Section 3(d) of this Agreement, then this Agreement shall be null and void.

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SECTION 8. Effect of Agreement.  Except as specifically provided herein, the Indenture and Credit Agreement and Guarantee Agreement shall continue in full force and effect in accordance with the provisions thereof.  This Agreement shall be strictly limited to its terms.  Without limiting the generality of the preceding two sentences, nothing contained in this Agreement shall be deemed to constitute:  (i) a waiver of any default or Event of Default under any provision of the Indenture and Credit Agreement, the Guarantee Agreement, or any other Basic Document except solely as provided (and upon the satisfaction of the condition) expressly set forth in Section 3(b) of this Agreement, (ii) a commitment (or any type of implied or express obligation) to waive or forbear in the future with respect to any other default or Event of Default under either the Indenture and Credit Agreement, the Guarantee Agreement, or any of the other Basic Documents, whether currently or subsequently existing, or (iii) a waiver or abandonment of any right, power, privilege, or remedy available to the Secured Party or any Senior Creditor whether under the Indenture and Credit Agreement, the Guarantee Agreement, or any other Basic Document, under applicable law, or otherwise except solely as expressly provided herein, and each such right, power, privilege, and remedy being hereby specifically and expressly reserved.

SECTION 9. Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 11. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 12. Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the parties (and all Senior Creditors) and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 13. Jury Trial Waiver.  WITHOUT LIMITING THE GENERALITY OF THOSE PROVISIONS, THE PROVISIONS OF SECTION 9.09 OF THE INDENTURE AND CREDIT AGREEMENT AND OF SECTION 22 OF THE GUARANTY SHALL APPLY TO THIS AGREEMENT (INCLUDING ANY DISPUTES OR PROCEEDINGS RELATING THERETO) AS IF SUCH PROVISIONS WERE FULLY SET FORTH HEREIN.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

ITT EDUCATIONAL SERVICES, INC.,

by:	/s/ Kevin M. Modany
Name: Kevin M. Modany Title: Chairman and Chief Executive Officer

"Deutsche Bank National Trust Company for"
DEUTSCHE BANK TRUST COMPANY AMERICAS., ~~individually and~~ as indenture trustee and collateral agent,

by:	/s/ Susan Barstock
Name: Susan Barstock Title: Vice President

/s/ Michele H.Y. Voon
Michele H.Y. Voon Vice President

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: Wells Fargo Bank NA,

by	/s/ Thomas M. Cambem
Name: Thomas M. Cambem
Title: Executive Vice President

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: Deutsche Bank AG, London Branch,

by	/s/ Mark Landsman
Name: Mark Landsman
Title: Vice President

For any Senior Creditor requiring a second signature line:

by	/s/ Warren Lee
Name: Warren Lee
Title: Vice President & Counsel

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: MARYLAND STATE RETIREMENT AND PENSION SYSTEM,

by	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: 8 CAPITAL PARTNERS L.P.,

by	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: KKR DEBT INVESTORS 11 (2006) (IRELAND) L.P.,

by	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: OREGON PUBLIC EMPLOYEES RETIREMENT FUND,

by	/s/ Jeffrey M. Smith
Name: Jeffrey M. Smith
Title: Authorized Signatory

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: Ensign Peak Advisors,

by	/s/ Kevin Lund
Name: Kevin Lund
Title: Vice President

For any Senior Creditor requiring a second signature line:

by	/s/ Michael C. Connors
Name: Michael C. Connors
Title: Senior Portfolio Mgr.

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: Full Circle Capital Corporation,

by	/s/ Gregg J. Felton
Name: Gregg J. Felton
Title: President

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: United of Omaha Life Insurance Company,

by	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Senior Vice President

For any Senior Creditor requiring a second signature line:

by	N/A
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: USAA Life Insurance Company,

by	/s/ John C. Spear
Name: John C. Spear
Title: VP Long Term Fixed Income

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: PAN-AMERICAN LIFE,

by	/s/ Lisa Baudot
Name: Lisa Baudot
Title: Vice President, Securities

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: Future Fund Board of Guardians,
By: Goldman Sachs Asset Management, L.P., its investment manager

/s/ Christopher J. Creed
Name: Christopher J. Creed
Title: Managing Director

SIGNATURE PAGE TO
ITT EDUCATIONAL SERVICES, INC.
LETTER AGREEMENT

Senior Creditor: American Equity Investment Life Insurance Company,

by	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

For any Senior Creditor requiring a second signature line:

by
Name:
Title:

Annex I
Secured Party Wire Instructions